Fees Summary	Jul. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,372,284,120
Previously Paid Amount	0
Total Fee Amount	210,096.7
Total Offset Amount	0
Net Fee	$ 210,096.7